Exhibit 99.1

Neptune Wellness Solutions Inc. Completes Share Consolidation

LAVAL, QC, September 7, 2023 – Neptune Wellness Solutions Inc. (“Neptune” or the “Company”) (NASDAQ: NEPT), a consumer-packaged goods company focused on plant-based, sustainable and purpose-driven lifestyle brands, announced today, further to its news release on August 22, 2023, the completion of the Company’s proposed consolidation of its common shares (the “Common Shares”) on the basis of one (1) post-consolidation Common Share for every forty (40) pre-consolidation Common Shares (the “Consolidation”).

It is anticipated that the post-Consolidation Common Shares will commence trading on the NASDAQ at the market open on or about September 8, 2023. The Company's name and trading symbol remain unchanged on the NASDAQ as a consequence of the Consolidation. The new CUSIP and ISIN numbers for the consolidated Common Shares are 64079L303 and CA64079L3039, respectively.

The Consolidation will reduce the number of Common Shares issued and outstanding from approximately 24.1 million Common Shares to approximately 0.6 million Common Shares. Each fractional Common Share remaining after completion of the Consolidation that is less than one (1) whole of a Common Share will be increased to one (1) whole Common Share.

The Company’s transfer agent, Computershare Investor Services Inc. (“Computershare”), acting as the exchange agent for the Consolidation, has mailed to all registered holders of Common Shares (the "Registered Holders") a letter of transmittal (the "Letter of Transmittal") that may be used by such Registered Holders to exchange their pre-Consolidation Common Share certificates for certificates in the capital of the Company representing the consolidated number of Common Shares. A copy of the Letter of Transmittal is available on the Company's issuer profile on SEDAR at www.sedar.com.

Non-registered or beneficial holders holding their Common Shares through a bank, broker or other nominee do not need to complete a Letter of Transmittal and should note that such banks, brokers or other nominees may have specific procedures for processing the Consolidation. Shareholders holding their Common Shares with such a bank, broker or nominee and who have any questions in this regard are encouraged to contact their nominee.

Forward-Looking Statements

Statements in this news release that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of applicable securities laws. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors that could cause the actual results of Neptune to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. In addition to statements which explicitly describe such risks and uncertainties, readers are urged to consider statements labeled with the terms “believes”, “belief”, “expects”, “intends”, “projects”, “anticipates”, “will”, “should” or “plans” to be uncertain and forward-looking. Forward-looking statements relate to future events or future performance and reflect management’s expectations or beliefs regarding future events including, but not limited to, statements with respect to the completion of the Consolidation, including the timing thereof. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this news release. The forward-looking statements contained in this news release are expressly qualified in their entirety by this cautionary statement and the "Cautionary Note Regarding Forward-Looking Information" section contained in Neptune's latest Annual Report on Form 10-K and it subsequent filings, which are available on EDGAR at www.sec.gov/edgar.shtml. All forward-looking statements in this news release are made as of the date of this news release. Neptune does not undertake to update any such forward-looking statements whether as a result of new information, future events or otherwise, except as required by law.

About Neptune Wellness Solutions Inc.

Neptune is a consumer-packaged goods company that aims to innovate health and wellness products. Founded in 1998 and headquartered in Laval, Quebec with a United States headquarters in Jupiter, Florida, the company focuses on developing a portfolio of high-quality, affordable consumer products that align with the latest market trends for natural, sustainable, plant-based and purpose-driven lifestyle brands. The company's products are available in more than 29,000 retail locations and include well-known organic food and beverage brands such as Sprout Organics, Nosh, and Nurturme, as well as nutraceuticals brands like Biodroga and Forest Remedies. With its efficient and adaptable manufacturing and supply chain infrastructure, the company can quickly respond to consumer demand, and introduce new products through retail partners and e-commerce channels. Please visit neptunewellness.com for more details.